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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Chase Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHASE CORPORATION
26 Summer Street
Bridgewater, MA 02324
Telephone (508) 279-1789

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        Notice is hereby given that the annual meeting of shareholders of Chase Corporation will be held at 9:30 a.m. on Tuesday, January 25, 2005 at the Raynham Courtyard Marriott, 37 Paramount Drive, Raynham, Massachusetts 02767 for the following purposes:

  (1)
  To elect the members of the Board of Directors of the corporation;

  (2)
  To act upon a proposal to amend the corporation's bylaws; and

  (3)
  To transact such other business as may properly come before the meeting.

        Only shareholders of record on the books of Chase Corporation at the close of business on November 30, 2004 are entitled to notice of and to vote at the meeting.

        The Board of Directors hopes that all shareholders who can conveniently do so will personally attend the meeting.

                      By order of the Board of Directors,

                      GEORGE M. HUGHES
                       Secretary

December 21, 2004

SHAREHOLDERS ARE REQUESTED TO SIGN AND DATE THE ACCOMPANYING
PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

CHASE CORPORATION
26 Summer Street
Bridgewater, MA 02324
Telephone (508) 279-1789

PROXY STATEMENT
December 21, 2004

        The enclosed proxy is solicited by and on behalf of the Board of Directors of Chase Corporation (the "Company") for the annual meeting of the Company's shareholders to be held on January 25, 2005 at 9:30 a.m., and at any adjournment thereof (the "Meeting"). The cost of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone.

        The authority granted by a duly executed proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Meeting. Shareholders who attend the Meeting in person will not be deemed thereby to have revoked their proxies unless they affirmatively indicate at the meeting their intention to vote their shares in person. Unless a proxy is revoked, the shares represented thereby will be voted as directed. If no specifications are made, then proxies will be voted "for" the election of the directors nominated by the Board of Directors and "for" the proposal to amend the Company's bylaws.

        On November 30, 2004, there were 3,754,009 outstanding shares of the Company's Common Stock, $0.10 par value per share (the "Common Stock"), which is the only class of voting stock outstanding. Shareholders of record at the close of business on November 30, 2004 are entitled to vote at the Meeting. With respect to all matters that will come before the Meeting, each shareholder may cast one vote for each share of Common Stock registered in his or her name on the record date.

        A majority in interest of the Company's Common Stock outstanding and entitled to vote represented at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the Meeting. Directions to withhold authority, abstentions, and broker non-votes will be counted for purposes of determining the existence of a quorum at the Meeting. A "broker non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer and is barred by applicable rules from exercising discretionary authority to vote on the matter and so indicates on the proxy.

        The approximate date on which this proxy statement and form of proxy will be first sent or given to shareholders is December 21, 2004. The Company's annual report for the fiscal year ended August 31, 2004 will be sent to shareholders on the same date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding ownership of the Company's Common Stock as of November 30, 2004 by (i) all persons known to the Company to be beneficial owners of more than 5% of the Company's outstanding Common Stock and (ii) all executive officers and directors of the Company.

Name	Number of Shares Owned(a)	Shares Subject to Options(b)	Total Shares Beneficially Owned(c)	Percentage of Outstanding Shares
Edward L. Chase Revocable Trust 39 Nichols Road Cohasset, MA 02025(d)	882,956	—	882,956	23.5%
FMR Corp 82 Devonshire Street Boston, MA 02109(e)	404,700	—	404,700	10.8%
Athena Capital Management, Inc. 4 Tower Bridge #222 200 Barr Harbor Drive West Conshohocken, PA 19428(f)	240,050	—	240,050	6.4%
Peter R. Chase 305 Grange Park Bridgewater, MA 02324	389,139	341,310	730,449	17.8%
Everett Chadwick, Jr.	14,866	39,431	54,297	1.4%
Andrew Chase	311	—	311	*
Lewis P. Gack	100	10,000	10,100	*
Edward F. Hines, Jr.	500	5,000	5,500	*
George M. Hughes	2,575	—	2,575	*
Ronald Levy	7,009	15,000	22,009	*
Carl J. Yankowski	—	5,000	5,000	*
All executive officers and directors as a group (8 persons)	414,500	415,741	830,241	19.9%

*
Less than one percent

(a)
Excludes shares that may be acquired through stock option exercises.

(b)
Pursuant to Rule 13d-3(d)(1) of the Exchange Act, includes shares that may be acquired through stock option exercises within the 60-day period following November 30, 2004.

(c)
The beneficial owners of these shares have sole voting power and sole investment power over such shares, except as otherwise indicated.

(d)
These shares are deemed to be beneficially owned by the Edward L. Chase Revocable Trust of which Andrew Chase (a director) is a trustee. The trustees have voting and investment power with respect to the shares.

(e)
These shares are deemed to be beneficially owned by FMR Corp., Edward C. Johnson, Abigail P. Johnson, Fidelity Management & Research Company, and Fidelity Low Priced Stock Fund, which each have sole investment power over the shares. Fidelity Low Priced Stock Fund has sole voting power over the shares. This information is based upon the Schedule 13G/A filed on February 17, 2004 by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research Company, and Fidelity Low Price Stock Fund as a group.

(f)
These shares are deemed to be beneficially owned by Athena Capital Management, Inc., which shares voting and investment power over 170,100 shares, and Minerva Group, LP, which has sole voting and investment power over 69,950 shares, and David P. Cohen. This information is based upon the Schedule 13G/A filed on February 4, 2004 by Athena Capital Management, Inc., Minerva Group LP, and David P. Cohen as a group.

Certain Transactions

        On December 10, 2003, the Company sold its Sunburst Electronics Manufacturing Solutions, Inc. subsidiary ("Sunburst") to the Edward L. Chase Revocable Trust (the "Trust") in exchange for 230,406 shares of the Company's Common Stock valued at $3.0 million. The value of the shares delivered as purchase price was calculated based upon the average closing price of the Company's Common Stock over the 20 trading days ending December 5, 2003 (the "Average Closing Price"). Concurrent with this transaction, the Company also purchased 250,000 shares of Common Stock held by the Trust at the Average Closing Price, having an aggregate purchase price of $3,255,125.

        Pursuant to the Voting Agreement dated December 26, 2002, as amended December 10, 2003, the Trustees of the Trust have agreed to vote for the nominees for director of the Company, as approved from time to time by the Company's Governance and Nominating Committee, through the annual meeting in January 2013. The Company paid the Trust $200,000 as consideration for the amendment of the Voting Agreement. The Voting Agreement requires that Andrew Chase be elected a director of the Company, unless the Trust designates a different person as its representative.

        The terms and conditions of the transactions between the Company and the Trust, including, without limitation, the purchase price for Sunburst, were determined through arm's-length negotiations between the Company and the Trust. The transactions were reviewed and approved by an independent committee of the Board of Directors following receipt of a valuation and fairness opinion completed by an independent third party valuation firm.

        As further security for Sunburst's obligations under a Revolving Demand Line of Credit Agreement in the principal amount of $2.0 million, the Company executed and delivered to the lender a Limited Guaranty dated December 2, 2003. The Limited Guaranty was limited to the repayment of no more than $500,000 towards the outstanding guaranteed obligations of Sunburst in the event that Sunburst was required to liquidate and the liquidation of Sunburst's assets did not provide sufficient funds to pay off its outstanding guaranteed amounts. Cash collateral of $500,000 related to the Limited Guaranty was held on deposit by the lender. As of August 26, 2004, the Limited Guaranty was released by the lender.

        The Company and Sunburst have also entered into a lease dated December 1, 2003 whereby the Company will lease to Sunburst, for a term of thirty-six months at a base rent of $11,900 per month, which approximates fair value, the building and land currently being occupied by Sunburst. At the end of the lease term, Sunburst maintains an option to purchase the building and land at its fair market value. Chase and Sunburst have also agreed, for a term of two years, to a mutual confidentiality, non-disclosure and non-solicitation agreement concerning Chase and Sunburst customers, suppliers and employees.

        The Trustees of the Trust have the power to vote the 882,956 shares of the Company's Common Stock held of record by the Trust on November 30, 2004 at the Meeting. In September 2002, Peter R. Chase and Andrew Chase, together with other family members, became Trustees of the Trust. Peter R. Chase resigned as a Trustee of the Trust in December 2002. Andrew Chase continues to serve as a Trustee of the Trust.

Compensation Committee Interlocks and Insider Participation

        George M. Hughes (a director) is general counsel to the Company. For his services as general counsel to the Company during the fiscal year ended August 31, 2004, the Company paid Mr. Hughes approximately $117,000.

PROPOSAL 1
ELECTION OF DIRECTORS

        Seven directors are to be elected at the annual meeting. The Board of Directors recommends that the seven nominees named below be elected as directors. The directors elected at the meeting will hold office until the next annual meeting and until their successors are elected and qualified. When a proxy in the accompanying form is properly executed and returned, unless marked to the contrary, all shares represented by such proxy will be voted for the election of the persons named below. If any nominee should become unable or unwilling to serve as director, then the persons voting the accompanying proxy may in their discretion vote for a substitute. The Board of Directors is not presently aware of any reason that would prevent any nominee from serving as a director if elected.

Vote Required

        As long as a quorum is present, the nominees for director shall be elected by a plurality of the votes cast at the Meeting by the holders of shares entitled to vote at the Meeting. Votes may be cast in favor of the election of the nominees for director or withheld; votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

Name	Age	Business Experience During Past Five Years and Other Directorships	Has Been a Director Since
Peter R. Chase	56	Chief Executive Officer of the Company since September 1993. He is also a director of Bridgewater Savings Bank, AIM Mutual Insurance Company.	1993
Andrew Chase	41	President and director of Sunburst Electronic Manufacturing Solutions, Inc., a former subsidiary of the Company, since December 2003. Vice President of the Chase Electronic Manufacturing Services division of the Company since 1999. Director of Business Development of the Company from 1998 to 1999.	2003
Lewis P. Gack	60	Treasurer and Chief Financial Officer of the United Group Operating Companies, Inc., a wholesale liquor distributor, since 1998; Vice President of Administration and Operations at United Group from 1987 to 1998.	2002
Edward F. Hines, Jr.	59	Partner at the law firm of Hines & Corley, LLC since April 2001. Previously partner at the law firm of Choate, Hall & Stewart. He is also a director of Investors Financial Services Corp.	2003
George M. Hughes	60	From May 1996 until present, Founder and Principal of the law firm, Hughes & Associates. Previously, partner at the law firm of Palmer & Dodge. He is also a director of Arrow Mutual Insurance Company, Teichert, Inc., and Visidyne, Inc.	1984
Ronald Levy	66	Director of Navigant Consulting, Inc. since April 2002. Previously, Consultant with Arthur D. Little, Inc. from September 1969 to April 2002.	1994
Carl J. Yankowski	56	Chairman/CEO of Majesco Holdings, Inc., a provider of diversified applications and content for digital entertainment platforms, since 2004. Chairman/CEO of CRF, Inc. since March 2002 and Principle/Operating Partner of Westerham Associates since November 2001. CEO of 3COM/Palm Inc. from 1999 to 2002. He is also a director of Avidyne, Inc., Caveo, Inc., and Performance Analysis Group, Inc.	2003

        Peter R. Chase, President and Chief Executive Officer of the Company, is the son of Edward L. Chase (deceased) and the brother of Andrew Chase.

        Andrew Chase is the son of Edward L. Chase (deceased), the brother of Peter R. Chase and a trustee of the Edward L. Chase Revocable Trust. Andrew Chase has been nominated for election as a director of the Company pursuant to a Voting Agreement dated December 26, 2002, as amended December 10, 2003, between the Company and the Edward L. Chase Revocable Trust. See "Certain Transactions."

Corporate Governance

        The Company has long believed that good corporate governance and high corporate ethics is important to ensure that the Company is managed for the long-term benefit of its shareholders.

        The Company's Board of Directors held six meetings during the fiscal year ended August 31, 2004. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings held by committees of the Board on which they served.

        The Company does not have a formal policy with respect to director attendance at annual shareholders meetings, however it does encourage all directors to attend. All directors attended last year's annual shareholders meeting held in January 2004.

        The Company has adopted the Chase Corporation Financial Code of Ethics, which is applicable to the Chief Executive Officer, Chief Financial Officer and Corporate Controller and other employees with important roles in the financial reporting process. The Chase Corporation Financial Code of Ethics is Exhibit 14 to the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2004, which was filed on November 24, 2004.

        Shareholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to: Chase Corporation, 26 Summer Street, Bridgewater, Massachusetts 02324, Attn: Board of Directors.

        The Board of Directors has determined that the following directors are independent, as defined in the listing standards of the American Stock Exchange: Lewis P. Gack, Edward F. Hines, Jr., Ronald Levy, and Carl J. Yankowski.

Committees of the Board of Directors

        The Board has standing audit, compensation and nominating committees. All members of the committees serve at the pleasure of the Board of Directors. The functions and current membership of each committee are as follows:

        Audit Committee.    The Audit Committee recommends to the Board of Directors the engagement of the Company's independent accountants, reviews the scope and extent of their audit of the Company's financial statements, reviews the annual financial statements with the independent accountants and with management, and makes recommendations to the Board of Directors regarding the Company's policies and procedures as to internal accounting and financial controls. The members of the Audit Committee are Lewis P. Gack, Chairman, Edward F. Hines, Jr. and Carl J. Yankowski. Each member of the committee is independent, as independence for audit committee members is defined in the listing standards of the American Stock Exchange. The Board has determined that Lewis P. Gack is an audit committee financial expert as defined in the Securities and Exchange Commission regulations. The Audit Committee held six meetings during the fiscal year ended August 31, 2004. The Audit Committee operates under a written charter that is attached to this proxy statement as Exhibit B. At the next scheduled meeting of the Board of Directors of the Company in January 2005, the Board of Directors intends to adopt an amendment to the Audit Committee's charter. The Company intends to make a copy of the amended charter available through the Company's website at www.chasecorp.com following the January 2005 meeting of the Board of Directors.

        Compensation and Management Development Committee.    The Compensation and Management Development Committee advises the Board of Directors on matters of management, organization, and succession, recommends persons for appointments to key employee positions, and makes recommendations to the Board of Directors regarding compensation for directors, officers and key employees. The committee administers the Company's equity incentive plans, except for plans for directors who are not employees of the Company. The members of the committee are Ronald Levy, Chairman, George M. Hughes, Lewis P. Gack and Carl J. Yankowski. The committee held three meetings during the fiscal year ended August 31, 2004.

        Governance and Nominating Committee.    The Governance and Nominating Committee recommends persons for election as directors of the Company, and makes recommendations to the Board of Directors regarding the structure and membership of the various committees of the Board of Directors, including the Governance and Nominating Committee itself. The members of the Governance and Nominating Committee are George M. Hughes, Chairman, Ronald Levy and Edward F. Hines, Jr. Each member of the committee, except Mr. Hughes, is independent, as independence for nominating committee members is defined in the listing standards of the American Stock Exchange. The Governance and Nominating Committee did not hold any meetings during the fiscal year ended August 31, 2004. The Governance and Nominating Committee operates under a written charter that is available through the Company's website at www.chasecorp.com.

        George M. Hughes is a member of the Compensation and Management Development Committee and is the Chairman of the Governance and Nominating Committee. Under the rules of the American Stock Exchange, Mr. Hughes, who is the Company's general counsel, is not an independent director. The Company's Board of Directors determined at its November 22, 2004 meeting that Mr. Hughes' service on these committees was required by the best interests of the Company and its shareholders because of Mr. Hughes' long service as a director and general counsel and his familiarity with numerous aspects of the Company's compensation plans and governance procedures. Under an exception to the American Stock Exchange rules, Mr. Hughes may not serve on these committees for more than two years after October 31, 2004.

Director Nomination Process

        The Governance and Nominating Committee identifies individuals believed to be qualified to become Board members and recommends individuals to fill vacancies. In nominating candidates the Committee takes into consideration such factors as it deems appropriate, including judgment, experience, skills and personal character, as well as the needs of the Company. The Governance and Nominating Committee will consider nominees recommended by shareholders if such recommendations are made in writing to the committee. The Governance and Nominating Committee does not plan to make any differences in the manner in which the committee evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

        Andrew Chase has been nominated for election as a director of the Company pursuant to a Voting Agreement dated December 26, 2002, as amended December 10, 2003, between the Company and the Edward L. Chase Revocable Trust. See "Certain Transactions."

        The Company's Bylaws provide that the Governance and Nominating Committee shall recommend for election to the Board (i) a lineal decendant or spouse of Edward L. Chase (so long as the spouse of Edward L. Chase, his issue, a trust for the benefit of his spouse and/or his issue, or his estate owns 10% or more of the outstanding voting stock of the Company) and (ii) the Chief Executive Officer of the Company.

        The Company's Bylaws also provide that the Governance and Nominating Committee shall recommend to the Board of Directors any individual or individuals for election to the Board of Directors if, after such election, a majority of the Board of Directors shall consist of "non-affiliated directors." "Non-affiliated directors" are directors (i) who are not lineal descendants of Edward L. Chase (whether by blood or adoption); (ii) who are not the spouse of Edward L. Chase or of any of his lineal descendents; (iii) who are not at the time of determination, and shall not have been at any time within three years preceding such time, officers or employees of the Company (or its predecessor) or any of its subsidiaries, affiliates or divisions; (iv) who are not at the time of determination the beneficial owners of more than 10% of the issued and outstanding shares of any class of the Company's stock; and (v) who are not officers, employees, directors or partners of any person who at the time of determination is a holder of more than 10% of the issued and outstanding shares of any class of the Company's stock.

        Also, at least a majority of the directors on the Board must be independent directors as defined in the rules of the American Stock Exchange.

PROPOSAL NUMBER 2
PROPOSAL TO AMEND THE COMPANY'S BYLAWS

Restated Company Bylaws

        The Massachusetts Legislature enacted the Massachusetts Business Corporation Act (the "MBCA") which became effective on July 1, 2004 and which supersedes the former business corporation statute. The MBCA is based on the Model Business Corporation Act, which is the basis for the corporate statutes in most other states, and is intended to give Massachusetts courts the benefit of interpretative decisions by the courts of those states. On November 22, 2004 the Board of Directors of the Company approved the Amended and Restated Bylaws attached hereto as Exhibit A, subject to shareholder approval, in order to bring the Company's existing Bylaws into compliance with certain of the provisions of the MBCA and to explicitly incorporate into the Amended and Restated Bylaws certain provisions of the MBCA which are effective by their own terms so that those sections would be set forth in the Company's Amended and Restated Bylaws.

Vote Required

        The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote will be required to approve the proposal to amend the Company's Bylaws. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Summary of Amended and Restated Bylaws

        The following is a brief summary of the Amended and Restated Bylaws. The summary, which is necessarily incomplete, is intended as a matter of convenience to help shareholders understand certain of the changes effected by the Amended and Restated Bylaws and it is recommended that shareholders read the entire text of Exhibit A. The Board of Directors recommends that the Company's shareholders approve the Amended and Restated Bylaws as submitted.

        General.    The MBCA provides the statutory office formerly referred to as the "clerk" now be redesignated as the "secretary". In addition to the changes resulting from the enactment of the MBCA, the Amended and Restated Bylaws update the Company's exiting Bylaws by making the appointment by the Board of a chairman elective, confirming that the president is the chief executive officer, and deleting certain obsolete provisions that were applicable solely to Francis M. Chase who formerly served as chairman and chief executive officer and together with his estate was formerly entitled to representation on the Company's Board of Directors.

        Article II. Meeting of Stockholders.    The amendments elaborate on notice requirements and waiver of notice provisions and expand the form of shareholder action to include certain electronic transmissions.

        Article III. Officers and Directors.    Section 4 provides that the removal of any director or directors or the entire Board of Directors may be effected only for cause by the affirmative vote of a majority of (a) the directors then in office or (b) the shares outstanding and entitled to vote in the election of directors. "Cause" shall mean only (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of an action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the Company. A director may be removed by the shareholders or the directors only at a meeting called for the purpose of removing him or her, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

  Article IV. Powers and Duties of Directors and Officers.

        Section 1 provides that all corporate power shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, its Board of Directors. The Board of Directors may create one or more committees and appoint members of the Board of Directors to serve on them. Each committee may have one or more members, who serve at the pleasure of the Board of Directors. The creation of a committee and appointment of members to it must be approved by a majority of all the directors in office when the action is taken. To the extent specified by the Board of Directors and to the extent permitted by law, each committee may exercise the authority of the Board of Directors.

        Section 7 relating to the Nominating Committee provides that the Nominating Committee shall from time to time prepare and propose to the directors its charter, which shall comply with all applicable requirements of the Securities and Exchange Commission and any stock exchange on which the Company's shares may be listed.

        Section 8 defines the general standard of conduct for directors in accordance with the MBCA. Comments by the drafters of the MBCA state that the standard focuses on the manner in which the director performs his duties, not the correctness of his decisions, and by emphasizing the decision-making process, not the decision itself. The drafters point out that although some decisions may turn out to be unwise or the result of a mistake in judgment, it is unreasonable to reexamine these decisions with the benefit of hindsight. A director, state the drafters, is not liable for injury or damage caused by his decision, no matter how unwise or mistaken it may turn out to be, if in performing his duties, he has met the requirements of the statute.

        Section 8 provides that:

        (a)   A director shall discharge his or her duties as a director, including his or her duties as a member of a committee: (1) in good faith; (2) with the care that a person in a like position would reasonably believe appropriate under similar circumstances; and (3) in a manner the director reasonably believes to be in the best interests of the corporation. In determining what the director reasonably believes to be in the best interests of the corporation, a director may consider the interests of the corporation's employees, suppliers, creditors and customers, the economy of the state, the region and the nation, community and societal considerations, and the long-term and short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

        (b)   In discharging his or her duties, a director who does not have knowledge that makes reliance unwarranted is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent with respect to the information, opinions, reports or statements presented; (2) legal counsel, public accountants, or other persons retained by the corporation, as to matters involving skills or expertise the director reasonably believes are matters (i) within the particular person's professional or expert competence or (ii) as to which the particular person merits confidence; or (3) a committee of the board of directors of which the director is not a member if the director reasonably believes the committee merits confidence.

        (c)   A director is not liable for any action taken as a director, or any failure to take any action, if he or she performed the duties of his or her office in compliance with this Section.

        Section 9 deals with "conflict of interest" transactions by a director and the Company which are defined as transactions in which the director has a material interest either directly or indirectly. The MBCA rejects the common law view of some states other than Massachusetts that all conflict of interest transactions entered into by the directors are voidable at the option of the Company without regard to the fairness of the transaction or the manner in which the transaction was approved.

        Section 9 provides that:

        (a)   A conflict of interest transaction is a transaction with the corporation in which a director of the corporation has a material direct or indirect interest. A conflict of interest transaction is not voidable by the corporation solely because of the director's interest in the transaction if any one of the following is true:

          (1)   the material facts of the transaction and the director's interest were disclosed or known to the board of directors or a committee of the board and the board or committee authorized, approved, or ratified the transaction;

          (2)   the material facts of the transaction and the director's interest were disclosed or known to the shareholders entitled to vote and they authorized, approved, or ratified the transaction; or

          (3)   the transaction was fair to the corporation.

        (b)   For purposes of this Section, and without limiting the interests that may create conflict of interest transactions, a director of the corporation has an indirect interest in a transaction if: (1) another entity in which he or she has a material financial interest or in which he or she is a general partner is a party to the transaction; or (2) another entity of which he or she is a director, officer, or trustee or in which he or she holds another position is a party to the transaction and the transaction is or should be considered by the board of directors of the corporation.

        (c)   For purposes of clause (1) of subsection (a), a conflict of interest transaction is authorized, approved, or ratified if it receives the affirmative vote of a majority of the directors on the board of directors (or on the committee) who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved, or ratified under this Section by a single director. If a majority of the directors who have no direct or indirect interest in the transaction vote to authorize, approve, or ratify the transaction, a quorum is present for the purpose of taking action under this Section. The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction does not affect the validity of any action taken under clause (1) of subsection (a) if the transaction is otherwise authorized, approved, or ratified as provided in that subsection.

        Section 10 sets forth standards of conduct for officers of the corporation and provides that:

        An officer shall discharge his or her duties: (a) in good faith; (b) with the care that a person in a like position would reasonably exercise under similar circumstances; and (c) in a manner the officer reasonably believes to be in the best interests of the corporation. In discharging his or her duties, an officer, who does not have knowledge that makes reliance unwarranted, is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers or employees of the corporation whom the officer reasonably believes to be reliable and competent with respect to the information, opinions, reports or statements presented; or (2) legal counsel, public accountants, or other persons retained by the corporation as to matters involving skills or expertise the officer reasonably believes are matters (i) within the particular person's professional or expert competence or (ii) as to which the particular person merits confidence. An officer shall not be liable to the corporation or its shareholders for any decision to take or not to take any action taken, or any failure to take any action, as an officer, if the duties of the officer are performed in compliance with this Section.

        Article V. Meeting of the Directors.    Amendments to this Article include changes to the mechanics of calling director meetings. Section 4 further provides that:

        A director who is present at a meeting of the board of directors or a committee of the board when corporate action is taken is considered to have assented to the action taken unless: (a) he or she objects at the beginning of the meeting, or promptly upon his or her arrival, to holding it or transacting business at the meeting; (b) his or her dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

        Article VI. Corporate Records.    Section 1 of this article describes the records that the Company must keep, the form in which they may be maintained and, to a limited extent, where the records must be kept:

        (a)   The corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board on behalf of the corporation. The corporation shall maintain appropriate accounting records. The corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

        (b)   The corporation shall keep within the Commonwealth of Massachusetts a copy of the following records at its principal office or an office of its transfer agent or of its Secretary or Assistant Secretary or of its registered agent:

          (i)    its Articles or Restated Articles of Organization and all amendments to them currently in effect;

          (ii)   its Bylaws or restated Bylaws and all amendments to them currently in effect;

          (iii)  resolutions adopted by its board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

          (iv)  the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years;

          (v)   all written communications to shareholders generally within the past three years, including the financial statements furnished under Section 16.20 of the MBCA for the past three years;

          (vi)  a list of the names and business addresses of its current directors and officers; and

          (vii) its most recent annual report delivered to the Massachusetts Secretary of State.

        Sections 2 and 3 provide for a shareholder right of inspection of corporate records. The drafters of the MBCA state that the rights set forth in Sections 2 and 3 are independent of the right to inspect a shareholder list prior to a meeting, the right of discovery in litigation, and any "common law" right to inspect that may exist under judicially-created law:

        Section 2. Inspection of Records by Shareholders.

        (a)   A shareholder is entitled to inspect and copy, during regular business hours at the office where they are maintained pursuant to Section 1(b) of this Article, copies of any of the records of the corporation described in said Section if he or she gives the corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy.

        (b)   A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder meets the requirements of subsection (c) and gives the corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy:

          (1)   excerpts from minutes reflecting action taken at any meeting of the board of directors, records of any action of a committee of the board while acting in place of the board on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board of directors without a meeting, to the extent not subject to inspection under subsection (a) of this Section;

          (2)   accounting records of the corporation, but if the financial statements of the corporation are audited by a certified public accountant, inspection shall be limited to the financial statements and the supporting schedules reasonably necessary to verify any line item on those statements; and

          (3)   the record of shareholders described in Section 1(a) of this Article.

        (c)   A shareholder may inspect and copy the records described in subsection (b) only if:

          (1)   his or her demand is made in good faith and for a proper purpose;

          (2)   he or she describes with reasonable particularity his or her purpose and the records he or she desires to inspect;

          (3)   the records are directly connected with his or her purpose; and

          (4)   the corporation shall not have determined in good faith that disclosure of the records sought would adversely affect the corporation in the conduct of its business or, in the case of a public corporation, constitute material non-public information at the time when the shareholder's notice of demand to inspect and copy is received by the corporation.

        (d)   For purposes of this Section, "shareholder" includes a beneficial owner whose shares are held in a voting trust or by a nominee on his or her behalf.

        Section 3. Scope of Inspection Right.

        (a)   A shareholder's agent or attorney has the same inspection and copying rights as the shareholder represented.

        (b)   The corporation may, if reasonable, satisfy the right of a shareholder to copy records under Section 2 of this Article by furnishing to the shareholder copies by photocopy or other means chosen by the corporation including copies furnished through an electronic transmission.

        (c)   The corporation may impose a reasonable charge, covering the costs of labor, material, transmission and delivery, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production, reproduction, transmission or delivery of the records.

        (d)   The corporation may comply at its expense, with a shareholder's demand to inspect the record of shareholders under Section 2(b)(3) of this Article by providing the shareholder with a list of shareholders that was compiled no earlier than the date of the shareholder's demand.

        (e)   The corporation may impose reasonable restrictions on the use or distribution of records by the demanding shareholder.

        Article IX. Indemnification.    Article IX provides extensive provisions regarding the indemnification by the Company of its directors and officers:

        Section 1. Definitions.    In this Article the following words have the following meanings unless the context requires otherwise:

        "Corporation", includes any domestic or foreign predecessor entity of the corporation in a merger.

        "Director" or "officer", an individual who is or was a director or officer, respectively, of the Corporation or who, while a director or officer of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity. A director or officer is considered to be serving an employee benefit plan at the Corporation's request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, him or her to the plan or to participants in or beneficiaries of the plan. "Director" or "officer" includes, unless the context requires otherwise, the estate or personal representative of a director or officer.

        "Disinterested Director", a director who, at the time of a vote or selection referred to in Section 4 of this Article, is not (i) a party to the proceeding, or (ii) an individual having a familial, financial, professional, or employment relationship with the director whose indemnification or advance for expenses is the subject of the decision being made, which relationship would, in the circumstances, reasonably be expected to exert an influence on the director's judgment when voting on the decision being made.

        "Expenses", includes counsel fees.

        "Liability", the obligation to pay a judgment, settlement, penalty, fine including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

        "Party", an individual who was, is, or is threatened to be made, a defendant or respondent in a proceeding.

        "Proceeding", any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.

  Section 2. Indemnification of Directors and Officers.

        (a)   Except as otherwise provided in this Section, the Corporation shall indemnify to the fullest extent permitted by law an individual who is a party to a proceeding because he or she is a director or officer against liability incurred in the proceeding if: (1) (i) he or she conducted himself or herself in good faith; and (ii) he or she reasonably believed that his or her conduct was in the best interests of the Corporation or that his or her conduct was at least not opposed to the best interests of the Corporation; and (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or (2) he or she engaged in conduct for which he or she shall not be liable under a provision of the Articles of Organization authorized by Section 2.02(b)(4) of the MBCA or any successor provision to such Section.

        (b)   A director's or officer's conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of the Corporation.

        (c)   The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director or officer did not meet the relevant standard of conduct described in this Section.

        (d)   Unless ordered by a court, the Corporation may not indemnify a director or officer under this Section if his or her conduct did not satisfy the standards set forth in subsection (a) or subsection (b).

        Section 3. Advance for Expenses.    The Corporation shall, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director or officer who is a party to a proceeding because he or she is a director or officer if he or she delivers to the Corporation:

        (a)   a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 2 of this Article or that the proceeding involves conduct for which liability has been eliminated under a provision of the Articles of Organization as authorized by Section 2.02(b)(4) of the MBCA or any successor provision to such Section; and

        (b)   his or her written undertaking to repay any funds advanced if he or she is not wholly successful, on the merits or otherwise, in the defense of such proceeding and it is ultimately determined pursuant to Section 4 of this Article or by a court of competent jurisdiction that he or she has not met the relevant standard of conduct described in Section 2 of this Article. Such undertaking must be an unlimited general obligation of the director or officer but need not be secured and shall be accepted without reference to the financial ability of the director or officer to make repayment.

        Section 4. Determination of Indemnification.    The determination of whether a director has met the relevant standard of conduct set forth in Section 2 shall be made:

        (a)   if there are two or more disinterested directors, by the Board of Directors by a majority vote of all the disinterested directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more disinterested directors appointed by vote;

        (b)   by special legal counsel (1) selected in the manner prescribed in clause (a); or (2) if there are fewer than two disinterested directors, selected by the Board of Directors, in which selection directors who do not qualify as disinterested directors may participate; or

        (c)   by the shareholders, but shares owned by or voted under the control of a director who at the time does not qualify as a disinterested director may not be voted on the determination.

  Section 5. Notification and Defense of Claim; Settlements.

        (a)   In addition to and without limiting the foregoing provisions of this Article and except to the extent otherwise required by law, it shall be a condition of the Corporation's obligation to indemnify under Section 2 of this Article (in addition to any other condition provide in these Bylaws or by law) that the person asserting, or proposing to assert, the right to be indemnified, must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such person for which indemnity will or could be sought, but the failure to so notify shall not affect the Corporation's objection to indemnify except to the extent the Corporation is adversely affected thereby. With respect to any proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such person. After notice from the Corporation to such person of its election so to assume such defense, the Corporation shall not be liable to such person for any legal or other expenses subsequently incurred by such person in connection with such action, suit, proceeding or investigation other than as provided below in this subsection (a). Such person shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of such person unless (1) the employment of counsel by such person has been authorized by the Corporation, (2) counsel to such person shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and such person in the conduct of the defense of such action, suit, proceeding or investigation or (3) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for such person shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled, without the consent of such person, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for such person shall have reasonably made the conclusion provided for in clause (2) above.

        (b)   The Corporation shall not be required to indemnify such person under this Article for any amounts paid in settlement of any proceeding unless authorized in the same manner as the determination that indemnification is permissible under Section 4 of this Article, except that if there are fewer than two disinterested directors, authorization of indemnification shall be made by the Board of Directors, in which authorization directors who do not qualify as disinterested directors may participate. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on such person without such person's written consent. Neither the Corporation nor such person will unreasonably withhold their consent to any proposed settlement.

        Section 6. Insurance.    The Corporation may purchase and maintain insurance on behalf of an individual who is a director or officer of the Corporation, or who, while a director or officer of the Corporation, serves at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director or officer, whether or not the Corporation would have power to indemnify or advance expenses to him or her against the same liability under this Article.

  Section 7. Application of this Article.

        (a)   The Corporation shall not be obligated to indemnify or advance expenses to a director or officer of a predecessor of the Corporation, pertaining to conduct with respect to the predecessor, unless otherwise specifically provided.

        (b)   This Article shall not limit the Corporation's power to (1) pay or reimburse expenses incurred by a director or an officer in connection with his or her appearance as a witness in a proceeding at a time when he or she is not a party or (2) indemnify, advance expenses to or provide or maintain insurance on behalf of an employee or agent.

        (c)   The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be considered exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

        (d)   Each person who is or becomes a director or officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Corporation and the person who serves gas a director or officer of the Corporation at any time while these Bylaws and the relevant provisions of the MBCA are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

        (e)   If the laws of the Commonwealth of Massachusetts are hereafter amended from time to time to increase the scope of permitted indemnification, indemnification hereunder shall be provided to the fullest extent permitted or required by any such amendment.

EXECUTIVE COMPENSATION

        The following table contains a summary of the compensation paid or accrued during the fiscal years ended August 31, 2004, 2003 and 2002 to the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, the only executive officers of the Company (the "named executive officers").

Summary Compensation Table

Long-Term Compensation
Annual Compensation (a)
Name and Principal Position	Fiscal Year			Securities Underlying Options (#)	All Other Comp.(b)
		Salary	Bonus
Peter R. Chase(c) President and Chief Executive Officer	2004 2003 2002	$398,255 363,922 348,580	$289,000 187,829 91,557	— — 47,615	$15,619 14,524 10,660
Everett Chadwick, Jr. Vice President, Finance, Treasurer and Chief Financial Officer	2004 2003 2002	194,189 177,980 169,488	120,000 65,000 26,795	— — 45,000	9,226 8,847 8,223

(a)
Annual compensation includes amounts earned in each fiscal year, whether or not deferred. Compensation is deferred pursuant to the provisions of the Chase Corporation Retirement Savings Plan. Aggregate perquisite values do not exceed the lesser of $50,000 or 10% of the reported base salary and bonus for each year.

(b)
The amounts represent the contribution by the Company on behalf of the employees to the Chase Corporation Retirement Savings Plan and for Group Term Life Insurance for the employee. In fiscal year 2004, contributions to the Retirement Savings Plan and payments made for Group Term Life insurance were $12,007 and $3,612, respectively for Peter R. Chase and were $5,714 and $3,512, respectively for Everett Chadwick, Jr.

(c)
At August 31, 2004, Mr. Chase held 250,000 shares of restricted stock, with dollar value of $4,147,500. All of these shares vested on September 6, 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

        No options were granted to the named executive officers during the fiscal year ended August 31, 2004. The following table shows certain information concerning the aggregate number and dollar value of all options exercised during the fiscal year ended August 31, 2004 and the total number and value of unexercised options held on August 31, 2004 by each of the named executive officers.

			Number of Unexercised Options at Fiscal Year-end		Value of Unexercised Options at Fiscal Year-end(b)
Name	Shares Acquired on Exercise	Value Realized(a)
			Exercisable	Unexercisable(c)	Exercisable	Unexercisable(c)
Peter R. Chase(c)	100,000	$1,087,000	402,809	19,046	$3,504,000	$96,000
Everett Chadwick, Jr.	3,469	$14,000	41,531	—	253,000	—

(a)
Based on the market value of the underlying securities on the date of exercise minus the exercise price.

(b)
The closing price of the Company's Common Stock on the American Stock Exchange on August 31, 2004 was $16.59. Value is calculated on the basis of the difference between $16.59 and the option exercise price multiplied by the number of shares of Common Stock underlying the options. On November 30, 2004, the closing price of the Company's Common Stock was $15.65.

(c)
These options were granted under the 1995 Stock Option Plan pursuant to a Non-Qualified Stock Option (the "Option"), which provides that, in the event of an acquisition of the Company involving a change in control, whether by merger or consolidation, sale of assets or sale of stock, the Option shall become exercisable as to all shares specified therein without regard to any deferred exercise period.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table summarizes information about shares of the Company's Common Stock that may be issued upon the exercise of options including options authorized for issuance under the 1995 Stock Option Plan, the 2001 Senior Management Stock Plan and the 2001 Non-Employee Director Stock Option Plan as referenced in Note 10 of Item 8 of the Company's 2004 Annual Report on Form 10-K.

	A	B	C
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders	674,817	$9.08	225,000
Equity compensation plans not approved by security holders	—	—	—
Totals:	674,817	$9.08	225,000

Other Compensation Matters

        Executive Severance and Change in Control Agreement.    In October 1994, the Company and Peter R. Chase (the "Executive") entered into an Executive Severance Agreement. Under the terms of the agreement, if the Executive's employment is terminated within 24 months after the occurrence of a change in control of the Company, then the Executive shall receive the following benefits.

  •
  If terminated for cause, the Executive shall be entitled to his salary through the period ending with the date of such termination and any accrued benefits.

  •
  In case of death, disability or retirement, the Executive shall be entitled to such benefits as may be provided to him pursuant to the Company's employee benefit plans.

  •
  If terminated without cause or if the Executive resigns for good reason, the Executive shall be entitled to the following benefits:

  a.
  Severance pay in an amount equal to two times the greater of his annual salary in effect prior to the change in control or his annual salary in effect immediately prior to termination.

  b.
  Health insurance, dental insurance and group term life insurance for a period ending on the earlier of the commencement date of equivalent benefits from a new employer or his normal retirement date, provided the Executive continues to pay an amount equal to the employee's share of contributions.

  c.
  If the Executive is 55 or older on the date of termination, the Executive will continue to receive, until his normal retirement date, service credit under the Company's pension plans and any supplemental arrangement.

  d.
  At the request of the Executive, the Company shall pay the reasonable costs of an out-placement service for up to two years.

        2001 Senior Management Stock Plan.    The 2001 Senior Management Stock Plan (the "Management Plan") reserves 750,000 shares of the Company's Common Stock for option grants to senior management, including the named executive officers. Under the terms of the Management Plan, options may be granted in the form of incentive stock options, non-qualified stock options and restricted stock. Options granted under the Management Plan generally vest over a period ranging from three to five years and expire after ten years. The Company did not grant any options under the Management Plan to the named executive officers during fiscal 2004. As of August 31, 2004 there were 210,000 shares of the Company's Common Stock available for future issuance under the Management Plan.

        Non-Qualified Retirement Savings Plan.    The Company maintains a Non-Qualified Retirement Savings Plan covering selected employees, including the named executive officers. Participants may elect to defer a portion of their compensation for future payment in accordance with the terms of the plan.

        Pension Plan.    The Company maintains a tax-qualified defined benefit pension plan and a non-qualified excess benefit plan. The qualified pension plan covers substantially all of the Company's employees who have attained the age of 21 and have completed six months of service. The excess benefit plan, which is part of the Employee's Supplemental Pension and Savings Plan, covers those employees of the Company that from time to time may be designated by the Board of Directors. Currently, only the Company's Chief Executive Officer has been designated by the Board of Directors as being covered by the excess benefit plan. Benefits under the qualified pension plan are determined based on final average base earnings (subject to Code-imposed limits on covered compensation and excluding bonuses, overtime, and other extraordinary amounts) and total years service with the Company (up to a maximum of 40 years). Benefits under the excess benefit plan are determined based on final average earnings (including base salary and bonuses) and total years of service with the Company. Benefits are payable upon the retirement of a participant at age 65, or upon the fifth anniversary of employment, if later, or earlier if the participant is at least 55 years old and has completed at least five years of service. The plan offers the option for a participant to receive a lump sum distribution upon attainment of age 65 and five years of employment even if the employee elects to remain actively employed. Benefits may be paid in a variety of forms, including a lump sum, at the election of the participant.

        The following Tables 1 and 2 show estimates of aggregate annual benefits payable under the qualified pension plan and excess benefit plan upon retirement at age 65 or upon the fifth anniversary of employment, if later. Table 1 relates to those participants who were employed prior to May 1, 1995 or are covered by a collective bargaining agreement and are in the specified compensation and years-of-service classifications before an offset of 0.6% of covered compensation at the time of retirement times the number of years-of-service (up to a maximum of 35 years).

        Table 2 relates to those participants who became employed on or after May 1, 1995 and are not covered by a collective bargaining agreement and are in the specified compensation and years-of-service classifications before any offset of 0.3% of covered compensation at the time of retirement times the number of years-of-service (up to a maximum of 35 years).

Table 1:
Average Remuneration Years of Service at Age 65

Highest three consecutive years out of the last ten years		10	20	30	40
$50,000		$7,500	$15,000	$22,500	$28,250
100,000		15,000	30,000	45,000	56,500
170,000		25,500	51,000	76,500	96,050
200,000	*	30,000	60,000	90,000	113,000
250,000	*	37,500	75,000	112,500	141,250
300,000	*	45,000	90,000	135,000	169,500
350,000	*	52,500	105,000	157,500	197,750
400,000	*	60,000	120,000	180,000	226,000

Table 2:
Average Remuneration Years of Service at Age 65

Highest three consecutive years out of the last ten years		10	20	30	40
$50,000		$3,750	$7,500	$11,250	$14,125
100,000		7,500	15,000	22,500	28,250
170,000		12,750	25,500	38,250	48,025
200,000	*	15,000	30,000	45,000	56,500
250,000	*	18,750	37,500	56,250	70,625
300,000	*	22,500	45,000	67,500	84,750
350,000	*	26,250	52,500	78,750	98,875
400,000	*	30,000	60,000	90,000	113,000

*
As required by Section 415 of the Code, qualified plan payments may not provide annual benefits exceeding a maximum amount ($165,000 for 2004 and $160,000 for 2003). For employees who are covered under the excess benefit plan, amounts above this maximum will be paid under the terms of the excess benefit plan up to the amounts shown in the table above. Pursuant to Section 401(a)(17) of the Code, annual compensation in excess of $205,000 for 2004 and $200,000 for 2003 cannot be taken into account in determining qualified plan benefits.

Mr. Chase and Mr. Chadwick have approximately 33 and 16 years of service, respectively.

        Compensation of Directors.    Directors who are not employees and are part of a committee of the Company are paid an annual retainer of $25,000. Any non-employee director who is not sitting on any committee is paid an annual retainer of $18,000. The retainer covers all meetings and any director's status as a chairperson.

        2001 Non-Employee Director Stock Option Plan.    The 2001 Non-Employee Director Stock Option Plan (the "Director Plan") reserves 90,000 shares of the Company's Common Stock for option grants to directors. Options granted under the Director Plan will be issued as non-qualified stock options. Options granted under the Director Plan generally vest over a period ranging from three to five years and expire after ten years. The Company did not grant any options under the Director Plan during fiscal 2004. As of August 31, 2004 there were 15,000 shares of the Company's Common Stock available for future issuance under the Director Plan.

        Non-Qualified Retirement Savings Plan for the Board of Directors.    The Company maintains the Non-Qualified Retirement Savings Plan for the Board of Directors. Participants may elect to defer a portion of their compensation for future payment in accordance with the terms of the plan.

        George M. Hughes also receives compensation for his services as general counsel to the Company.

Compensation and Management Development Committee Report on Executive Compensation

        Recommendations on compensation for the Company's executive officers are made by the Compensation and Management Development Committee of the Board of Directors (the "Committee"). A majority of the Committee is composed of independent non-employee directors who have no interlocking directorships as defined by the Securities and Exchange Commission. Committee decisions are reviewed and approved by the full Board of Directors.

        The Company's executive compensation program is designed to accomplish the following objectives:

  •
  Reward key executives at levels that are competitive with those of similar comparative companies.

  •
  Provide incentives that are directly linked to the achievement of Company strategies, profits and enhancements of shareholder value.

  •
  Ensure that the objectives for corporate and business unit performance are established and measured.

  •
  Attract and retain executives who have the capabilities needed to ensure proper growth and profitability.

        The Company, acting through the Committee, employs three programs to compensate its senior management. These include an annual base salary program, a contingent compensation program that is based on selected financial performance measures and a stock option plan. Following is a description of the manner in which each program was administered during the last fiscal year, which includes an explanation of the rationale for the compensation paid to the Chief Executive Officer.

Annual Base Salary Program

        Salary ranges are established for executive positions, including the named executive officers, with range midpoints equal to the median salary determined from appropriate comparative survey data provided by an independent consultant. The actual salary of each individual holding an executive position is determined using the established salary ranges and also by taking into consideration the individual's qualifications, sustained performance and level of responsibility, each as evaluated by the Committee. Adjustments in base salary are made after an analysis of the foregoing factors and any external trends in compensation reflected in the survey data discussed above.

        The base salary for Peter R. Chase was set by the Committee using the same policies and criteria used for other executive officers of the Company. His base salary for the fiscal year ended 2004 was set at about the median salary level for chief executive officers in the Company's industry as reflected in the comparative survey data and adjusted based on the Committee's evaluation of the additional criteria discussed above. While corporate performance measures are used in determining bonuses, such corporate performance measures are not considered by the Committee in determining Mr. Chase's base salary.

Contingent Compensation Program

        Under the Company's contingent compensation program, each executive officer, including the named executive officers, was eligible to earn additional contingent compensation in an amount equal to a designated percentage of annual base salary. In the 2004 fiscal year, the target percentage for achieving targeted operating profits set with reference to the three prior fiscal years was 50% of annual base salary for the Chief Executive Officer and 30% for the Chief Financial Officer. Potential incentive earnings could range from 0% to 100% of annual base salary, depending upon whether the Company's actual performance during the year met, exceeded or fell short of the operating profit goals. The

Company exceeded the operating profit goals established for payment of the targeted incentive compensation in fiscal year 2004; therefore, using the plan as a basis, the Chief Executive Officer and the Chief Financial Officer received contingent compensation in an amount equal to 73% and 62% respectively, of their annual base salary for the last fiscal year.

Senior Management Stock Plan

        The Committee and Board of Directors, with the assistance of an independent compensation consultant, have developed long term equity incentive plans for the Company. The 2001 Senior Management Stock Plan was designed in part to retain and provide incentives to the Company's Chief Executive and Chief Financial Officers as well as other senior members of the Company's management. The Committee believes that these executives are in a position to make the most significant contribution to the Company's future success. The program is designed to recognize significant contributions and provide longer-term incentives to increase shareholder value. All options granted by the Company to its executives have been granted at an exercise price equal to or in excess of the market price of the Company's Common Stock on the date of grant. Consequently, these stock options will have value only if the price of the Company's Common Stock increases.

                      By the Chase Corporation Compensation and
                      Management Development Committee,

                      Ronald Levy (Chairman)
                      Lewis P. Gack
                      George M. Hughes
                      Carl Yankowski

Performance Graph

        The following line graph compares the yearly percentage change in the Company's cumulative total shareholder return on the Common Stock for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Stock Index ("the S&P 500 Index"), and a composite peer index that is weighted by market equity capitalization on companies with the Chase Corporation Standard Industrial Classification (S.I.C.) code (the "Peer Group Index"). The companies included in the Peer Group Index are American Biltrite, Inc., Lamson & Sessions Co., Plymouth Rubber Company Inc., MacDermid Inc., Bairnco Corp., and Flamemaster Corp. Cumulative total returns are calculated assuming that $100 was invested August 31, 1999 in each of the Common Stock, the S&P 500 and the Peer Group Index, and that all dividends were reinvested.

Chase Corporation

Comparison of 1999/2004 Cumulative Total Return Performance

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
August 2004

	1999	2000	2001	2002	2003	2004
Chase Corp.	$100	$85	$110	$89	$118	$162
S&P 500	$100	$116	$88	$72	$81	$90
Peer Group	$100	$97	$58	$66	$88	$96

Audit Committee Report

        The Audit Committee of the Board of Directors is appointed by the Board of Directors. The members of the Audit Committee meet the independence requirements of the American Stock Exchange. The Audit Committee, in accordance with its written charter (See Exhibit B), oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2004 with management including a discussion of the quality, not just the acceptability of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee has discussed with PricewaterhouseCoopers, LLP., the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which provides that certain matters related to the conduct of the audit of the Company's financial statements are to be communicated to the Audit Committee. The Audit Committee has also received the written disclosures and letter from PricewaterhouseCoopers, LLP required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, relating to the auditors independence from the Company, has discussed with PricewaterhouseCoopers, LLP their independence from the Company, and has considered the compatibility of non-audit services with the auditor's independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended August 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee has reappointed PricewaterhouseCoopers LLP to serve as the Company's independent auditors for fiscal year 2005.

                      By the Chase Corporation Audit Committee

                      Lewis P. Gack, (Chairman)
                      Edward F. Hines, Jr.
                      Carl Yankowski

Audit and Non-Audit Fees

        The following table sets forth fees for services provided by the Company's Independent Registered Public Accounting Firm which was PricewaterhouseCoopers, LLP during fiscal year 2004 and Livingston & Haynes, P.C. during fiscal year 2003:

	2004 (PwC)	2003 (L&H)
Audit Fees(1)	$211,646	$143,000
Audit-related fees(2)	33,350	7,000
Tax fees(3)	10,765	33,000
All other fees(4)	4,800	4,000

Total	$260,561	$187,000

(1)
Represents fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements.

(2)
Represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported in footnote (1) above. For fiscal year 2004, fees are for consultation on accounting matters that were outside of the scope of the audit. For fiscal year 2003, fees are for services provided in connection with the audits of the Company's benefit plans.

(3)
Represents fees for services provided in connection with the Company's tax compliance and tax consulting.

(4)
Represents fees for services provided to the Company not otherwise included in the categories above. For fiscal year 2004, fees are for services related to assistance with physical inventory observations which occurred prior to PricewaterhouseCoopers being engaged by the Company.

        In accordance with its charter, the Audit Committee approves in advance all audit and non audit services to be provided by PricewaterhouseCoopers. In some cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve certain services, and such pre-approvals are communicated to the full Audit Committee at its next meeting. During fiscal year 2004, all services were pre-approved by the Audit Committee in accordance with this policy and applicable SEC regulations.

Independent Registered Public Accounting Firm

        Livingston & Haynes, P.C. served as the Company's independent auditors for the fiscal years ended August 31, 2003 and 2002. The Company selected the firm of PricewaterhouseCoopers LLP to serve as its Independent Registered Public Accounting Firm for the fiscal year ended August 31, 2004. The determination not to renew the engagement of Livingston & Haynes, P.C. and to retain PricewaterhouseCoopers LLP was approved by the Board of Directors and its Audit Committee. Livingston & Haynes P.C. was dismissed, and PricewaterhouseCoopers LLP was retained effective December 15, 2003.

        Livingston & Haynes, P.C.'s reports on the Company's financial statements for the fiscal years ended August 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal years ended August 31, 2003 and 2002 and the subsequent interim period through December 15, 2003, there were no disagreements with Livingston & Haynes, P.C. on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Livingston & Haynes, P.C., would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

        None of the reportable events described under Item 304 (a)(1)(v) of Regulation S-K occurred within the Company's fiscal years ended August 31, 2003 and 2002, or the subsequent interim period through December 15, 2003. During the Company's fiscal years ended August 31, 2003 and 2002, and the subsequent interim period through December 15, 2003, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

        The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as the Company's independent auditors for the fiscal year ended August 31, 2005. Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2004 annual meeting of shareholders with an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.

Section 16(a) Beneficial Ownership Reporting Compliance

        The Company's directors and executive officers file reports with the SEC indicating the number of shares of any class of the Company's equity securities that they owned when they became a director or an executive officer and, after that, any changes in their ownership of the Company's equity securities. Based solely upon a review of these reports on Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all reporting persons filed on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during the most recent fiscal year, except for the following: (a) a late Form 4 was filed for Peter R. Chase on October 24, 2004 and (b) a late Form 3 was filed on December 9, 2004 for each of Andrew Chase and Carl J. Yankowski, who were elected to the Board on January 27, 2004.

Deadlines for Submitting Shareholder Proposals

        Any shareholder proposals to be presented for consideration at next year's annual meeting must be received at the Company's executive offices not later than August 23, 2005 to be included in the Company's proxy statement and form of proxy for that meeting. If the Company does not have notice of a shareholder proposal at least 45 days before the mailing date of the proxy statement for the prior year's annual meeting, then your proxy will confer discretionary authority to vote on the proposal if it is properly presented for consideration at a meeting.

Annual Report on Form 10-K

        The Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2004, filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to Chase Corporation, Attn: Paula Myers, 26 Summer Street, Bridgewater, Massachusetts 02324. The Company's Annual Report on Form 10-K is also available free of charge through the Company's website at www.chasecorp.com.

Miscellaneous

        The Company's management does not know of any business that will come before the Meeting except the matters described in the notice. If other business is properly presented for consideration at the Meeting, then your proxy will confer discretionary authority to vote on such business. It is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

        In the event that a quorum is not present when the Meeting is convened, it is intended to vote the proxies in favor of adjourning from time to time until a quorum is obtained.

                      By order of the Board of Directors,

                      George M. Hughes
                       Secretary

EXHIBIT A

AMENDED AND
RESTATED BY-LAWS
OF
CHASE CORPORATION

ARTICLE I
 Seal and Fiscal Year

        The seal shall be circular in form with the name of the corporation around the periphery and words and figures "Incorporated 1988 Massachusetts" within. The fiscal year shall commence on September 1 of each year.

ARTICLE II
 Meeting of Stockholders

        Section 1.    Place.    Meetings of the stockholders shall be held at the principal office of the corporation in Massachusetts or at such other place as may be named in the call.

        Section 2.    Annual Meetings.    The annual meeting of the stockholders shall be held within six months after the end of the fiscal year of the corporation on such date and at such hour and place as the directors or an officer designated by the directors shall determine. In the event that no date for the annual meeting is established or such meeting has not been held on the date so determined, a special meeting in lieu of the annual meeting may be held with all of the force and effect of an annual meeting.

        Section 3.    Special Meetings.    Special meetings of the stockholders may be called by the president or by the directors, and shall be called by the secretary or, in case of death, absence, incapacity or refusal of the secretary, by any other officer, upon written application of one or more stockholders who hold at least one-tenth part in interest of the capital stock entitled to vote thereat.

        Section 4.    Notice.    A written notice of the date, place and hour of all meetings of stockholders stating the purposes of the meeting shall be given by the secretary or an assistant secretary (or by any other officer who is entitled to call such a meeting) no fewer seven nor more than 60 days before the meeting to each stockholder entitled to vote thereat and to each stockholder who is entitled to such notice, by leaving such notice with him or at his residence or usual place of business, or by mailing it, postage prepaid, and addressed to such stockholder at his address as it appears in the records of the corporation. If an annual or special meeting of shareholders is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place, if any, is announced at the meeting before adjournment. If a new record date for the adjourned meeting is fixed, however, notice of the adjourned meeting shall be given under this Section to persons who are shareholders as of the new record date.

        Whenever notice of a meeting is required to be given a stockholder under applicable law, the articles of organization or these by-laws, a written waiver thereof, executed before or after the meeting by such stockholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. A shareholder's attendance at a meeting: (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; and (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

        Section 5.    Quorum.    A majority in interest of all stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum, but a smaller number may adjourn from time to time without further notice until a quorum is secured. A share once represented for any purpose at a meeting is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless (1) the shareholder attends solely to object to lack of notice, defective notice or the conduct of the meeting on other grounds and does not vote the shares or otherwise consent that they are to be deemed present, or (2) in the case of an adjournment, a new record date is or shall be set for that adjourned meeting.

        Section 6.    Voting.    Stockholders entitled to vote shall have one vote for each share of common stock owned by them and a proportionate vote for each fractional share thereof; provided that the corporation shall not directly or indirectly vote any share of its own stock; other than shares held by it directly or indirectly in a fiduciary capacity. Stockholders may vote in person or by proxy.

        Section 7.    Action by Consent.    Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of stockholders within 60 days of the earliest dated consent delivered to the corporation. Such consents shall be treated for all purposes as a vote at a meeting.

        Section 8.    Form of Shareholder Action.

        (a)   Any vote, consent, waiver, proxy appointment or other action by a shareholder or by the proxy or other agent of any shareholder shall be considered given in writing, dated and signed, if, in lieu of any other means permitted by law, it consists of an electronic transmission that sets forth or is delivered with information from which the corporation can determine (i) that the electronic transmission was transmitted by the shareholder, proxy or agent or by a person authorized to act for the shareholder, proxy or agent; and (ii) the date on which such shareholder, proxy, agent or authorized person transmitted the electronic transmission. The date on which the electronic transmission is transmitted shall be considered to be the date on which it was signed. The electronic transmission shall be considered received by the corporation if it has been sent to any address specified by the corporation for the purpose or, if no address has been specified, to the principal office of the corporation, addressed to the Secretary or other officer or agent having custody of the records of proceedings of shareholders.

        (b)   Any copy, facsimile or other reliable reproduction of a vote, consent, waiver, proxy appointment or other action by a shareholder or by the proxy or other agent of any shareholder may be substituted or used in lieu of the original writing for any purpose for which the original writing could be used, but the copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

ARTICLE III
 Officers and Directors

        Section 1.    Enumeration.    The corporation shall have a board of not less than three directors, except that whenever there shall be fewer than three stockholders, the number of directors may be less than three but in no event less than the number of stockholders. The number of directors shall be fixed at the annual meeting, and may be changed at any special meeting, by vote of the stockholders having the right to vote in the election; provided that the board of directors may be enlarged at any time by vote of a majority of the directors then in office. The officers of the corporation shall be a president, a treasurer, a secretary and such other officers as the directors may from time to time appoint.

        Section 2.    Qualifications.    Directors and officers need not be stockholders. No officer need be a director. Two or more offices may be held by the same person.

        Section 3.    Election.    The directors shall be elected at the annual meeting of the stockholders by such stockholders as have the right to vote thereon. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The directors at their annual meeting in each year shall elect president, a treasurer and a secretary, and may at any time elect such other officers as they shall determine. Except as hereinafter provided, the directors, the president, the treasurer and the secretary shall hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. Other officers shall serve at the pleasure of the directors.

        Section 4.    Removal.    The removal of any director or directors or the entire Board of Directors may be effected only for cause by the affirmative vote of a majority of (a) the directors then in office or (b) the shares outstanding and entitled to vote in the election of directors. "Cause" shall mean only (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of an action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results both in an improper substantial personal benefit and a material injury to the corporation. A director may be removed by the shareholders or the directors only at a meeting called for the purpose of removing him or her, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

        Section 5.    Resignation.    Resignations by officers or directors shall be given in writing to the president, treasurer, secretary or directors.

        Section 6.    Vacancies.    Continuing directors may act despite a vacancy or vacancies in the board and shall for this purpose be deemed to constitute the full board. Any vacancy in the board of directors, however occurring, including a vacancy resulting from the enlargement of the board, may be filled by the directors, unless previously filled by the stockholders entitled to vote in the election of directors. Vacancies in any other office may be filled by the directors.

ARTICLE IV
 Powers and Duties of Directors and Officers

        Section 1.    Directors.    All corporate power shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its board of directors. The board of directors may create one or more committees and appoint members of the board of directors to serve on them. Each committee may have one or more members, who serve at the pleasure of the board of directors. The creation of a committee and appointment of members to it must be approved by a majority of all the directors in office when the action is taken. To the extent specified by the board of directors and to the extent permitted by law, each committee may exercise the authority of the board of directors.

        Section 2.    President.    The president shall be the chief executive officer and shall, when present, preside at all meetings of the directors unless a chairman shall have been elected The chief executive officer shall, subject to the direction of the directors, have general supervision and control of the business of the corporation.

        Section 3.    Vice Presidents.    The vice presidents, if any, shall have such powers and duties as may be designated from time to time by the directors or by the president.

        Section 4.    Treasurer.    Except as the directors shall otherwise determine, the treasurer shall be the chief financial and accounting officer of the corporation and shall have such other powers and duties as customarily belong to the office of treasurer or as may be designated from time to time by the directors or by the president.

        Section 5.    Secretary.    The secretary shall record all proceedings of the stockholders and directors in a book or books to be kept therefore and shall have custody of the seal of the corporation.

        Section 6.    Other Officers.    Other officers shall have such powers as may be designated from time to time by the directors.

        Section 7.    Nominating Committee.

        (a)   There shall at all times exist a Nominating Committee. This Section 7 of Article IV of the by-laws providing for the Nominating Committee and its functions and responsibilities can only be amended by a majority vote of the "non-affiliated directors" or by a vote of 80% of the stockholders of the corporation. Notwithstanding the provisions of this section, the Nominating Committee shall from time to time prepare and propose to the directors its charter which shall comply with all applicable requirements of the Securities and Exchange Commission and any stock exchange on which the company's shares may be listed.

        (b)   The functions of the Nominating Committee shall include consideration of the composition of the board of directors and recommendation of individuals for election as directors of the corporation. The Nominating Committee shall also make recommendations to the board of directors concerning the structure and membership of the various committees of the board of directors, including the Nominating Committee.

        (c)   The Nominating Committee shall recommend to the board of directors any individual or individuals for election to the board of directors if, after such election, a majority of the board of directors shall consist of "non-affiliated directors." The board of directors shall nominate individuals for election to the board of directors by the stockholders, may elect individuals to the board of directors to fill any vacancies which may occur, provided it shall make any such nomination or election only if it has been recommended by the Nominating Committee and if after such nomination or election, a majority of the board of director shall consist of "non-affiliated directors."

        (d)   The Nominating committee shall recommend to the board of directors any individual for appointment to the Nominating Committee if, after such appointment, all members of the Nominating Committee shall consist of "non-affiliated directors." The Nominating Committee shall recommend to the board of directors any individual for appointment to any other committee created by the board of directors if, after such appointment, at least a majority of any such committee shall consist of "non-affiliated directors." The minimum number of directors on any committee shall be three. The board of directors shall appoint individuals to the Nominating Committee and any other committee created by the board of directors, provided it shall make any such appointment only if it has been recommended by the Nominating Committee. The board of directors may remove any individual, with or without cause, from any committee, including the Nominating Committee, provided that at all time the Nominating Committee shall consist entirely of "non-affiliated directors," any other committee shall consist of at least a majority of "non-affiliated directors" and at least three directors shall be serving on any committee.

        (e)   "Non-affiliated directors" are directors (i) who are not any lineal descendant of Edward L. Chase (whether by blood or adoption); (ii) who are not the spouse of Edward L. Chase or of any of his lineal descendents; (iii) who are not at the time of determination, and shall not have been at any time within three years preceding such time, officers or employees of the corporation (or its predecessor) or any of its subsidiaries, affiliates or divisions; (iv) who are not at the time of determination the beneficial owners of more than 10% of the issued and outstanding stock of any class of the corporation's stock; and (v) who are not officers, employees, directors or partners of any person who at the time of determination is a holder of more than 10% of the issued and outstanding shares of any class of the corporation's stock.

        (f)    So long as the spouse of Edward L. Chase, his issue, a trust for the benefit of his spouse and/or his issue or his estate owns 10% or more of the outstanding voting stock of the corporation, the Nominating Committee shall recommend to the board of directors that a lineal descendant or spouse of Edward L. Chase be elected to the board of directors.

        (g)   The Nominating Committee shall recommend for election to the board of directors the Chief Executive Officer of the corporation.

        Section 8.    Standard of Conduct for Directors.

        (a)   A director shall discharge his or her duties as a director, including his or her duties as a member of a committee: (1) in good faith; (2) with the care that a person in a like position would reasonably believe appropriate under similar circumstances; and (3) in a manner the director reasonably believes to be in the best interests of the corporation. In determining what the director reasonably believes to be in the best interests of the corporation, a director may consider the interests of the corporation's employees, suppliers, creditors and customers, the economy of the state, the region and the nation, community and societal considerations, and the long-term and short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

        (b)   In discharging his or her duties, a director who does not have knowledge that makes reliance unwarranted is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers or employees of the corporation whom the Director reasonably believes to be reliable and competent with respect to the information, opinions, reports or statements presented; (2) legal counsel, public accountants, or other persons retained by the corporation, as to matters involving skills or expertise the director reasonably believes are matters (i) within the particular person's professional or expert competence or (ii) as to which the particular person merits confidence; or (3) a committee of the board of directors of which the director is not a member if the director reasonably believes the committee merits confidence.

        (c)   A director is not liable for any action taken as a director, or any failure to take any action, if he or she performed the duties of his or her office in compliance with this Section.

        Section 9.    Conflict of Interest.

        (a)   A conflict of interest transaction is a transaction with the corporation in which a director of the corporation has a material direct or indirect interest. A conflict of interest transaction is not voidable by the corporation solely because of the director's interest in the transaction if any one of the following is true:

          (1)   the material facts of the transaction and the director's interest were disclosed or known to the board of directors or a committee of the board and the board or committee authorized, approved, or ratified the transaction;

          (2)   the material facts of the transaction and the director's interest were disclosed or known to the shareholders entitled to vote and they authorized, approved, or ratified the transaction; or

          (3)   the transaction was fair to the corporation.

        (b)   For purposes of this Section, and without limiting the interests that may create conflict of interest transactions, a director of the corporation has an indirect interest in a transaction if: (1) another entity in which he or she has a material financial interest or in which he or she is a general partner is a party to the transaction; or (2) another entity of which he or she is a director, officer, or trustee or in which he or she holds another position is a party to the transaction and the transaction is or should be considered by the board of directors of the corporation.

        (c)   For purposes of clause (1) of subsection (a), a conflict of interest transaction is authorized, approved, or ratified if it receives the affirmative vote of a majority of the directors on the board of directors (or on the committee) who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved, or ratified under this Section by a single director. If a majority of the directors who have no direct or indirect interest in the transaction vote to authorize, approve, or ratify the transaction, a quorum is present for the purpose of taking action under this Section. The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction does not affect the validity of any action taken under clause (1) of subsection (a) if the transaction is otherwise authorized, approved, or ratified as provided in that subsection.

        Section 10.    Standards Of Conduct For Officers.    An officer shall discharge his or her duties: (a) in good faith; (b) with the care that a person in a like position would reasonably exercise under similar circumstances; and (c) in a manner the officer reasonably believes to be in the best interests of the corporation. In discharging his or her duties, an officer, who does not have knowledge that makes reliance unwarranted, is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers or employees of the corporation whom the officer reasonably believes to be reliable and competent with respect to the information, opinions, reports or statements presented; or (2) legal counsel, public accountants, or other persons retained by the corporation as to matters involving skills or expertise the officer reasonably believes are matters (i) within the particular person's professional or expert competence or (ii) as to which the particular person merits confidence. An officer shall not be liable to the corporation or its shareholders for any decision to take or not to take any action taken, or any failure to take any action, as an officer, if the duties of the officer are performed in compliance with this Section.

ARTICLE V
 Meeting of the Directors

        Section 1.    Regular Meetings.    Regular meetings may be held at such times and places within or without the Commonwealth of Massachusetts as the directors may fix. An annual meeting shall be held in each year immediately after and at the place of the meeting at which the board is elected.

        Section 2.    Special Meetings.    Special meetings may be held at such times and places within or without the Commonwealth of Massachusetts as may be determined by the directors or by the president.

        Section 3.    Notice.    No notice need be given for a regular or annual meeting. Two days notice by mail, telegraph, telephone or word of mouth shall be given for a special meeting unless shorter notice is adequate under the circumstances. A notice need not specify the purpose of any special meeting. Notice of a meeting need not be given to any director, if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him.

        Section 4.    Quorum. Action.    A majority of the directors then in office shall constitute a quorum, but a smaller number may adjourn finally or from time to time without further notice until a quorum is secured. If a quorum is present, a majority of the directors present may take any action on behalf of the board except to the extent that a larger number is required by law or the articles of organization or the by-laws. A director who is present at a meeting of the board of directors or a committee of the board when corporate action is taken is considered to have assented to the action taken unless: (a) he or she objects at the beginning of the meeting, or promptly upon his or her arrival, to holding it or transacting business at the meeting; (b) his or her dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) he or she delivers written notice of his or her dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

        Section 5.    Action of Consent.    Any action required or permitted to be taken at any meeting of the directors may be taken without a meeting if all the directors consent to the action in writing and the written consents are filed with the records of the meetings of directors. Such consents shall be treated for all purposes as a vote at a meeting.

ARTICLE VI
 Corporate Records

        Section 1.    Records to be kept.

        (a)   The corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board on behalf of the corporation. The corporation shall maintain appropriate accounting records. The corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

        (b)   The corporation shall keep within the Commonwealth of Massachusetts a copy of the following records at its principal office or an office of its transfer agent or of its Secretary or Assistant Secretary or of its registered agent:

          (i)    its Articles or Restated Articles of Organization and all amendments to them currently in effect;

          (ii)   its Bylaws or restated Bylaws and all amendments to them currently in effect;

          (iii)  resolutions adopted by its board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

          (iv)  the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years;

          (v)   all written communications to shareholders generally within the past three years, including the financial statements furnished under Section 16.20 of Chapter 156D of the General Laws of the Commonwealth of Massachusetts (the "MBCA") for the past three years;

          (vi)  a list of the names and business addresses of its current directors and officers; and

          (vii) its most recent annual report delivered to the Massachusetts Secretary of State.

        Section 2.    Inspection of Records by Shareholders.

        (a)   A shareholder is entitled to inspect and copy, during regular business hours at the office where they are maintained pursuant to Section 1(b) of this Article, copies of any of the records of the corporation described in said Section if he or she gives the corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy.

        (b)   A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder meets the requirements of subsection (c) and gives the corporation written notice of his or her demand at least five business days before the date on which he or she wishes to inspect and copy:

          (1)   excerpts from minutes reflecting action taken at any meeting of the board of directors, records of any action of a committee of the board while acting in place of the board on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board of directors without a meeting, to the extent not subject to inspection under subsection (a) of this Section;

          (2)   accounting records of the corporation, but if the financial statements of the corporation are audited by a certified public accountant, inspection shall be limited to the financial statements and the supporting schedules reasonably necessary to verify any line item on those statements; and

          (3)   the record of shareholders described in Section 1(a) of this Article.

        (c)   A shareholder may inspect and copy the records described in subsection (b) only if:

          (1)   his or her demand is made in good faith and for a proper purpose;

          (2)   he or she describes with reasonable particularity his or her purpose and the records he or she desires to inspect;

          (3)   the records are directly connected with his or her purpose; and

          (4)   the corporation shall not have determined in good faith that disclosure of the records sought would adversely affect the corporation in the conduct of its business or, in the case of a public corporation, constitute material non-public information at the time when the shareholder's notice of demand to inspect and copy is received by the corporation.

        (d)   For purposes of this Section, "shareholder" includes a beneficial owner whose shares are held in a voting trust or by a nominee on his or her behalf.

        Section 3.    Scope of Inspection Right.

        (a)   A shareholder's agent or attorney has the same inspection and copying rights as the shareholder represented.

        (b)   The corporation may, if reasonable, satisfy the right of a shareholder to copy records under Section 2 of this Article by furnishing to the shareholder copies by photocopy or other means chosen by the corporation including copies furnished through an electronic transmission.

        (c)   The corporation may impose a reasonable charge, covering the costs of labor, material, transmission and delivery, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production, reproduction, transmission or delivery of the records.

        (d)   The corporation may comply at its expense, with a shareholder's demand to inspect the record of shareholders under Section 2(b)(3) of this Article by providing the shareholder with a list of shareholders that was compiled no earlier than the date of the shareholder's demand.

        (e)   The corporation may impose reasonable restrictions on the use or distribution of records by the demanding shareholder.

        Section 4.    Inspection of Records by Directors.    A director is entitled to inspect and copy the books, records and documents of the corporation at any reasonable time to the extent reasonably related to the performance of the director's duties as a director, including duties as a member of a committee, but not for any other purpose or in any manner that would violate any duty to the corporation.

ARTICLE VII
 Signature of Checks

        All checks drawn on bank accounts of the corporation may be signed on its behalf as authorized from time to time by the directors.

ARTICLE VIII
 Amendment of By-Laws

        These by-laws may be amended, altered or repealed in whole or in part, and new by-laws may be adopted, by vote of the holders of a majority of the shares of common stock outstanding and entitled to vote. The directors may also make, amend or repeal these by-laws in whole or in part, except with respect to any provision thereof which by law, the articles of organization or these by-laws requires action by the stockholders. Not later than the time of giving notice of the meeting of stockholders next following the making, amending or repealing by the directors of any by-law, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending the by-laws. Any by-law adopted by the directors may be amended or repealed by the stockholders.

ARTICLE IX
 Indemnification.

        Section 1.    Definitions.    In this Article the following words shall have the following meanings unless the context requires otherwise:

        "Corporation", includes any domestic or foreign predecessor entity of the corporation in a merger.

        "Director" or "officer", an individual who is or was a director or officer, respectively, of the corporation or who, while a director or officer of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity. A director or officer is considered to be serving an employee benefit plan at the corporation's request if his or her duties to the corporation also impose duties on, or otherwise involve services by, him or her to the plan or to participants in or beneficiaries of the plan. "Director" or "officer" includes, unless the context requires otherwise, the estate or personal representative of a director or officer.

        "Disinterested Director", a director who, at the time of a vote or selection referred to in Section 4 of this Article, is not (i) a party to the proceeding, or (ii) an individual having a familial, financial, professional, or employment relationship with the director whose indemnification or advance for expenses is the subject of the decision being made, which relationship would, in the circumstances, reasonably be expected to exert an influence on the director's judgment when voting on the decision being made.

        "Expenses", includes counsel fees.

        "Liability", the obligation to pay a judgment, settlement, penalty, fine including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

        "Party", an individual who was, is, or is threatened to be made, a defendant or respondent in a proceeding.

        "Proceeding", any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative and whether formal or informal.1

        Section 2.    Indemnification of Directors and Officers.

        (a)   Except as otherwise provided in this Section, the corporation shall indemnify to the fullest extent permitted by law an individual who is a party to a proceeding because he or she is a director or officer against liability incurred in the proceeding if: (1) (i) he or she conducted himself or herself in good faith; and (ii) he or she reasonably believed that his or her conduct was in the best interests of the corporation or that his or her conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or (2) he or she engaged in conduct for which he or she shall not be liable under a provision of the Articles of Organization authorized by Section 2.02(b)(4) of the MBCA or any successor provision to such Section.

        (b)   A director's or officer's conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his or her conduct was at least not opposed to the best interests of the corporation.

        (c)   The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director or officer did not meet the relevant standard of conduct described in this Section.

        (d)   Unless ordered by a court, the corporation may not indemnify a director or officer under this Section if his or her conduct did not satisfy the standards set forth in subsection (a) or subsection (b).

        Section 3.    Advance for Expenses.    The corporation shall, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a Director or officer who is a party to a proceeding because he or she is a director or officer if he or she delivers to the corporation:

        (a)   a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct described in Section 2 of this Article or that the proceeding involves conduct for which liability has been eliminated under a provision of the Articles of Organization as authorized by Section 2.02(b)(4) of the MBCA or any successor provision to such Section; and

        (b)   his or her written undertaking to repay any funds advanced if he or she is not wholly successful, on the merits or otherwise, in the defense of such proceeding and it is ultimately determined pursuant to Section 4 of this Article or by a court of competent jurisdiction that he or she has not met the relevant standard of conduct described in Section 2 of this Article. Such undertaking must be an unlimited general obligation of the Director or officer but need not be secured and shall be accepted without reference to the financial ability of the Director or officer to make repayment.

        Section 4.    Determination of Indemnification.    The determination of whether a Director has met the relevant standard of conduct set forth in Section 2 shall be made:

        (a)   if there are two or more disinterested directors, by the Board of Directors by a majority vote of all the disinterested directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more disinterested directors appointed by vote;

        (b)   by special legal counsel (1) selected in the manner prescribed in clause (a); or (2) if there are fewer than two disinterested directors, selected by the Board of Directors, in which selection directors who do not qualify as disinterested directors may participate; or

        (c)   by the shareholders, but shares owned by or voted under the control of a director who at the time does not qualify as a disinterested director may not be voted on the determination.

        Section 5.    Notification and Defense of Claim; Settlements.

        (a)   In addition to and without limiting the foregoing provisions of this Article and except to the extent otherwise required by law, it shall be a condition of the corporation's obligation to indemnify under Section 2 of this Article (in addition to any other condition provide in these Bylaws or by law) that the person asserting, or proposing to assert, the right to be indemnified, must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such person for which indemnity will or could be sought, but the failure to so notify shall not affect the corporation's objection to indemnify except to the extent the corporation is adversely affected thereby. With respect to any proceeding of which the corporation is so notified, the corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such person. After notice from the corporation to such person of its election so to assume such defense, the corporation shall not be liable to such person for any legal or other expenses subsequently incurred by such person in connection with such action, suit, proceeding or investigation other than as provided below in this subsection (a). Such person shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof shall be at the expense of such person unless (1) the employment of counsel by such person has been authorized by the corporation, (2) counsel to such person shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and such person in the conduct of the defense of such action, suit, proceeding or investigation or (3) the corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for such person shall be at the expense of the corporation, except as otherwise expressly provided by this Article. The corporation shall not be entitled, without the consent of such person, to assume the defense of any claim brought by or in the right of the corporation or as to which counsel for such person shall have reasonably made the conclusion provided for in clause (2) above.

        (b)   The corporation shall not be required to indemnify such person under this Article for any amounts paid in settlement of any proceeding unless authorized in the same manner as the determination that indemnification is permissible under Section 4 of this Article, except that if there are fewer than two disinterested directors, authorization of indemnification shall be made by the Board of Directors, in which authorization directors who do not qualify as disinterested directors may participate. The corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on such person without such person's written consent. Neither the corporation nor such person will unreasonably withhold their consent to any proposed settlement.

        Section 6.    Insurance.    The corporation may purchase and maintain insurance on behalf of an individual who is a director or officer of the corporation, or who, while a director or officer of the corporation, serves at the corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a Director or officer, whether or not the corporation would have power to indemnify or advance expenses to him or her against the same liability under this Article.

        Section 7.    Application of this Article.

        (a)   The corporation shall not be obligated to indemnify or advance expenses to a director or officer of a predecessor of the corporation, pertaining to conduct with respect to the predecessor, unless otherwise specifically provided.

        (b)   This Article shall not limit the corporation's power to (1) pay or reimburse expenses incurred by a director or an officer in connection with his or her appearance as a witness in a proceeding at a time when he or she is not a party or (2) indemnify, advance expenses to or provide or maintain insurance on behalf of an employee or agent.

        (c)   The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be considered exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

        (d)   Each person who is or becomes a director or officer shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Article. All rights to indemnification under this Article shall be deemed to be provided by a contract between the corporation and the person who serves as a Director or officer of the corporation at any time while these Bylaws and the relevant provisions of the MBCA are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

        (e)   If the laws of the Commonwealth of Massachusetts are hereafter amended from time to time to increase the scope of permitted indemnification, indemnification hereunder shall be provided to the fullest extent permitted or required by any such amendment.

EXHIBIT B

Chase Corporation
Audit Committee Charter

Organization

        The Audit Committee of the Board of Directors of Chase Corporation shall have a minimum of three members and be composed entirely of Directors who are independent of the management of Chase Corporation. They should be free of any relationship that in the opinion of the Board would interfere with their exercise of independent judgment as Committee members. All Committee members must be able to read and understand fundamental financial statements. At least one Committee member must have past or present employment experience in finance or accounting with professional certification or have background as a chief executive or financial officer or other senior officer status with financial oversight responsibilities.

Statement of Policy

        The Audit Committee shall assist the Board in fulfilling its responsibilities to the shareholders and investment community relating to the quality and objectivity of financial reporting, the effectiveness and efficiency of operations and internal controls, and compliance with applicable laws and regulations. The outside auditor is ultimately accountable to the Board of Directors and the Audit Committee. The Board and Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor.

Responsibilities

        In carrying out its responsibilities, the Audit Committee will:

  a)
  create open lines of communications with the outside auditors;

  b)
  review and recommend to the Board the outside auditors to be selected, including a review of the proposed fee to determine if it is appropriate for the services they render;

  c)
  meet with the outside auditors to review the scope of the proposed audit and the audit procedure to be performed;

  d)
  meet with the outside auditors, at the conclusion of the audit, to review the results of the audit including the form of opinion the auditors propose to render and any comments or recommendations of the outside auditors, and report the results of the annual audit to the Board;

  e)
  secure at least annually a representation from the outside auditors as to their independence from Management, taking into consideration whether the auditors provide any consulting to Management;

  f)
  meet separately at least annually with the outside auditors, without Management to discuss their evaluation of financial personnel and the cooperation they received during the audit;

  g)
  submit to the Board the minutes of all Committee meetings and discuss the matters considered at each meeting.

Authority

        The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts at the expense of the Company.

Approved Chase B.O.D. 04 May 2000

B-1

PROXY
CHASE CORPORATION
26 Summer Street
Bridgewater, MA 02324
Telephone (508) 279-1789

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, JANUARY 25, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS PETER R. CHASE AND GEORGE M. HUGHES, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE, AS SPECIFIED HEREIN, ALL SHARES OF THE CORPORATION'S COMMON STOCK THAT THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PRESENT IN PERSON AT THE ANNUAL MEETING, TO BE HELD AT 9:30 a.m. ON TUESDAY, JANUARY 25, 2005 AT THE RAYNHAM COURTYARD MARRIOTT, 37 PARAMOUNT DRIVE, RAYNHAM, MASSACHUSETTS 02767 AND HEREBY CONFERS UPON THE PROXIES, AND EACH OF THEM, DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING AND WITH RESPECT TO WHICH DISCRETIONARY AUTHORITY MAY BE GRANTED.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

CHASE CORPORATION

January 25, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

/ Please detach along perforated line and mail in the envelope provided. /

          MANAGEMENT RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
				☐	☐	☐
1. Election of Directors:		2.	TO ACT UPON A PROPOSAL TO AMEND THE CORPORATION'S BY-LAWS
NOMINEES:
☐ FOR ALL NOMINEES	( ) Peter R. Chase	THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES THAT YOU SPECIFY. IF YOU DO NOT SPECIFY A CHOICE AS TO A MATTER, THEN IT IS INTENDED TO VOTE THE SHARES REPRESENTED HEREBY "FOR" ALL NOMINEES FOR THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
( ) Andrew Chase
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	( ) Lewis P. Gack ( ) Edward F. Hines, Jr. ( ) George M. Hughes	PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED STAMPED ENVELOPE PROMPTLY, SO AS TO ENSURE A QUORUM AT THE MEETING REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.
☐ FOR ALL EXCEPT (See instructions below)	( ) Ronald Levy ( ) Carl J. Yankowski
RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS ACKNOWLEDGED.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Certain Transactions
Compensation Committee Interlocks and Insider Participation
PROPOSAL 1 ELECTION OF DIRECTORS
Vote Required
Corporate Governance
Committees of the Board of Directors
Director Nomination Process
PROPOSAL NUMBER 2 PROPOSAL TO AMEND THE COMPANY'S BYLAWS
Restated Company Bylaws
Vote Required
Summary of Amended and Restated Bylaws
EXECUTIVE COMPENSATION
Summary Compensation Table
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values
Securities Authorized for Issuance Under Equity Compensation Plans
Other Compensation Matters
Table 1: Average Remuneration Years of Service at Age 65
Table 2: Average Remuneration Years of Service at Age 65
Compensation and Management Development Committee Report on Executive Compensation
Annual Base Salary Program
Contingent Compensation Program
Senior Management Stock Plan
Performance Graph
Chase Corporation Comparison of 1999/2004 Cumulative Total Return Performance
Audit Committee Report
Audit and Non-Audit Fees
Independent Registered Public Accounting Firm
Section 16(a) Beneficial Ownership Reporting Compliance
Deadlines for Submitting Shareholder Proposals
Annual Report on Form 10-K
Miscellaneous
  EXHIBIT A
  EXHIBIT B